Exhibit 99.2
2006 Analyst Meeting
Strategic Review and 2007 Outlook
October 9, 2006
Creating SMART Environments

Forward-Looking Statement
Johnson Controls, Inc. (“the Company”) has made forward-looki ng statements in this document pertaining to its financial results for fiscal years 2006 and 2007 and beyond that are based on preliminary data are subject to risks and uncertainties. All statements other than st atements of historical fact are statements that are or could be deemed forward-looking statements, including inform ation concerning possible or assumed future risks. For those statements, th e Company cautions that numerous important factors, such as automotive vehicle production levels and schedules, the ability to mitigate the impact of higher raw material and energy costs, the strength of the U.S. or other economies, currency exchange rates, cancellation of commercial contracts, labor interruptions, the ability to realize acquisition related integration benefits, and the ability to execute on restructuring actions according to anticipated timelines and costs, as well as those factors discussed in the company’s Form 8-K filing (dated Oc tober 6, 2006) and the risk factors as filed with the SEC January 9, 2006, co uld affect the Company’s actual results could cause its actual consolidated results to differ materially from those expressed in any forward-statement made by, or on behalf of, the Company.
CONTACT: Glen L. Ponczak Director, Financial Communication 5757 N. Green Bay Avenue P.O. Box 591 Milwaukee, WI 53201 Telephone: 414-524-2375 E-mail: Glen.L.Ponczak@jci.com

Agenda
8:30 Introduction Glen Ponczak D irector, Financial Communication
8:35 Overview John Barth C hairman & CEO 9:00 Interiors (Q&A) Keith Wandell President & COO
9:55 Power (Q&A) Denise Zutz VP Strategy, IR and Communication
10:25 Break
10:35 Buildings (Q&A) Steve Roell V ice-Chairman & Exec VP 11:30 Financial Review Bruce McDonald VP & CFO
Noon Summary (Q&A) John Barth 12:30 Lunch

2006 Analyst Meeting
John Barth
Creating SMART Environments

Johnson Controls – 2005 Meeting
transforming
for TOMORROW
October 11, 2005
Strategic Review 2006 Outlook

Johnson Controls — 2006
...Who we’ve become
A diversified growth company
THAT WILL CONTINUE TO PROFITABLY GROW
by creating smart environments

A Diversified Growth Company 2006 Sales (est.) 2006 EBIT (est .)
Power Balanced Portfolio
Power
Business Buildings Buil di n gs Consistent
Interiors performance
Interiors
Lower risk Asia Earnings visibility Geography North Enterprise and
Europe America
global leverage Auto Financial strength
aftermarket
Substantial Markets Buildings- Auto new construction opportunities OE Existing buildings

A Diversified Growth Company Sales Income from Continuing s Operation
CAGR 14% CAGR 15%
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 1 9 9 6 19 97 1 9 9 8 19 99 2 0 0 0 20 0 1 20 02 2 0 0 3 20 04 2 0 0 5
(est)

A Diversified Growth Company

2006 Highlights

- Delivered new value to our customers, outpacing our markets and delivering record financial results
- Increased earnings diversification
- Successful acquisition integration
- Increased globalization
- Introduced new and enhanced technology applications in our markets
- Improvements in cost structure
- Improved quality and productivity

Recognition

Supplier Awards
- DaimlerChrysler
- Ford
- General Motors
- Honda
- Toyota
- Volkswagen
- Volvo
- Intel (BE)

Environmental Awards
- U.S. National Partnership for Environmental Priority Award
- Government of India National Energy Conservation Award
- FTSE For Good
- EPA Clean Air Excellence Award for PowerFrame

Governance Awards
- Business Ethics Magazine 100 Best Corporate Citizens
- Mexico Secretary of State's Award for Corporate Excellence

9

A Diversified Growth Company
Leadership businesses
Power solutions
– Expanding global market shares and
building leadership in the hybrid battery
market
Interior experience
– Investing to strengthen technology, cost and
geographic market leadership
Building efficiency
– Leveraging broader offering for global
leadership in a huge market

A Diversified Growth Company Broad-based strategies... Johnson Controls growth versus
Expand in emerging markets the market (mid-term)
Broaden product scope
Expand addressable markets
Win share through innovation, brand, quality, cost
Building Efficiency
Leverage customer intimacy
at least
Develop leaders to support future growth
Power Solutions
Use strong cash flows to fund acquisitions Solutions that support these growth strategies
Interior Experience
...will allow us to continue outperforming our markets

A Diversified Growth Company
Financial Targets
Sales Growth > 10% Earnings Growth 10 -15% ROIC 15 — 16% Debt / Capitalization 35 — 40%

A Diversified Growth Company Strengthening the bench
Strong leadership team
Organizational changes Actively developing additional leaders to support global growth – 75% of JCI leaders are promoted from within
– Local leadership important to becoming truly “global”
– Leadership model providing clear expectations

A Diversified Growth Company
Increasingly, our businesses are deriving competitive advantage from being part of Johnson Controls
Interior Experience
Building Efficiency
Power Solutions
Customer Focus
Comfort technology
Geographic presence
Electronics
Energy efficiency/ environment
Industrial design Corporate brand People Purchasing Operational excellence Acquisition integration

Johnson Controls — 2005
Market insight Continuous improvement Close customer relationships
Experienced management team Re-investing in our businesses Global Customer diversity Innovation Six Sigma Integrity Our Mission: Unmatched quality Discipline Exceed Customer Financial track Global values Expectations Technology Systems integration Growth businesses Financial strength World-class cost focus Earnings visibility Focus on adding value Minority supplier partner Operational excellence Best business practices Personal commitment Leadership

A Diversified Growth Company
Developing new growth opportunities by:
Integrating technologies, products and services
Redefining and enhancing the relationships between people and their surroundings
Anticipating changing needs and developing practical solutions that improve workplaces,
.....surroundings that are more vehicles, homes and the comfortable, safe and sustainable global environment
Creating
Smart
Environments

Creating Smart Environments
Home
SEER 13 energy-efficient heating and air conditioning
Wireless technology for easy interface to home systems
Vehicle
Safer seating Integrated Center Stack Easy entry/exit
Workplace
Advanced building control systems Green, energy-efficient buildings Safe, comfortable and reliable spaces
Environment Hybrid technology Recycling, “lead loops” Energy optimization supports conservation

Creating Smart Environments
what if?

Creating Smart Environments

A Diversified Growth Company
Johnson Controls growth is projected to be
Driven by our ability to continuously add new value At least double the rate of the underlying markets Greater than our peers More profitable with a higher ROIC More diversified by business and geography
2007 Outlook Continued consistency
61 st ye ar o f sales increases 17 th year of earnings increases 32 nd year of div idend increases
Each business will remain a strong contributor to Johnson Controls’ future

2006 Analyst Meeting
Interior Experience
Keith Wandell
Creating SMART Environments

Interior Experience:
A Diversified Growth Business
Delivering world-class technologies that differentiate vehicle interiors and increase consumer demand
Global provider of seating, overhead, electronics, door and cockpit systems More than 50% of revenues generated outside of North America Leading presence in China through joint ventures
North America
Asian & European OEs 48%
North American 52%
Europe
Asian & NA 31%
European OEs 69%
Asia
European & NA 34%
Asian OEs 66
Customer Diversity (2007 sales*, includes un co nsoli d ated)
2006 sales*: $18.2 billion $165 billion market
275 locations in 30 countries
Asia 8% Europe 48% North America 44%
*projected

A Diversified Growth Business
Growth opportunities
Higher global automotive production – Incremental 16 million units by 2016
– Fastest growth in emerging markets: China, India, Eastern Europe, Russia
Globalization of customers and platforms Increasing consumer demand for integrated electronics Interiors are key to consumer purchase decision
Auto interiors
Emerging Markets

Growth Opportunities
Supply base realignment
Competition redefining its core offerings Lack of alternatives causing some OEs to strengthen “captives” Regional/niche product suppliers not likely to become global strategic suppliers Chinese suppliers building capabilities –Chinese OEs prefer “independent” suppliers Many suppliers in financial distress
In contrast, Johnson Controls “international,” global, financially strong and investing for the future

Creating Smart Environments
Improving the interior experience Why it’s smart
Better comfort, safety and convenience
Reduced driver distraction, especially important as electronics are increasingly added to the interior
Differentiated technology increases consumer demand and margin
Function and feature development driven by consumer research to ensure maximum value
Smart Technologies
Integrated Center Stack technology combines comfort, information and navigation features into a convenient single driver interface
Active Head Rest technology reduces the risk of whiplash in low-speed, rear-end collisions
Disappearing Floor Console delivers new storage flexibility and convenience while increasing interior space

Strategies for Profitable Growth
External Environment
Shifting market shares Global overcapacity Capacity rationalization Material economics Price pressures Emerging markets Global platforms with local design Vehicle platform proliferation Multiple OE sourcing strategies
Growth with customers – I ndividualized and regional strategies – E merging markets – E merging OEs (ie: China) Differentiated innovation and market winning products – W orld-class components modules and integrated systems – I nnovation breakthroughs Operational excellence and execution – W orld-class processes to drive cost leadership

Customer Focus
Aligning strategies with individual OE sourcing patterns
Components: lowest Components: best-in-class Modules/systems –market winning
Acceptable business cases - need to cost structure and capabilities
Modules/systems - integration is “free”
Unacceptable business case

OE Sourcing Priorities
Cost Process Product
Product Process Cost
Process Product Cost

North America
Market environment
Significant production cuts Swift market share shifts
Decline in large SUV/ pickup truck demand
Commodity headwinds OE component/cost focus OE and supplier financial stress
Key strategies
Focus on core competencies and areas of greatest value as defined by customers
–Intentionally exiting low or negative margin work –Selective bidding
Price/commodities: one discussion Best business practices for SG&A and manufacturing
Long-term margin potential: mid-single digits

Continuing to Win New Business
North America: Major 2007 launches
Toyota Tundra
Seating Overhead system Instrument panel Door panels Seating Electronics CrafTec door panels Overhead system Instrument cluster
New Awards
Dodge Ram –seating Kia — seating Ford — interiors

Europe
Market Environment Western Europe
Flat production expectations Stable market shares and platform mix Commodities less of an impact, recoveries higher OE “Systems integration” focus
Eastern Europe (incl. Russia) Market nearly doubles by 2016 Movement by OEs to Eastern Europe underway
Key strategies Western Europe
Gaining market share; uptick in 2009 Leverage our expertise in integrated systems Continue to shift component footprint to east
Eastern Europe
Develop local supplier capabilities to provide low-cost country sourcing
Build electronics footprint Expand regional engineering excellence centers
Incremental margin expansion in the mid-term

New Awards Fiat seating, interiors Audi seating Volvo seating, interiors Peugeot electronics Continuing to Win New Business Skoda Fabia Europe: Major 2007 launches Seating Overhead system Trim Volvo C30

China Key strategies Leverage relationships and maximize growth from existing JVs – SAIC, FAW, BAIC, Dongfeng Strongly positioned to support ambitious growth plans of leading independent Chinese OEs –Chery, Foton, Geely, Great Wall – Johnson Controls viewed as an independent supplier Establish electronics mfg. footprint Leverage engineering and technical resources Revenue goal: $3 billion by 2010 (assumes 100% of JVs) Market Environment 20% of the total Asian vehicle production, will be 30+% by 2016 Interiors market: $7B in 2006; $24B in 2016 – Johnson Controls has #1 seating market share position (40%) OE systems integration focus “Independent” Chinese OEs rapidly gaining share –Chery, Foton, Geely Government incentives for fuel efficient (small) vehicles

Continuing to Win New Business New Awards DCX seating FAW/VW total interior Hyundai seating Mazda interiors “Chinese brand” seating, interiors Volkswagen Bora China: Major 2007 launches Seating Instrument panel Seating Overhead system Instrument panel Mercedes E-Class

JOHNSON CONTROLS

Differentiated Innovation

Deploying innovation aimed at impacting the market across three key priorities



"INTEGRATED CENTER STACK"

3 "CHANGE THE RULES"

- Re-Define Products
- Create New Markets



"ACTIVE HEADREST"

2 "DIFFERENTIATE FROM COMPETITION"

- Further Proprietary Technologies
- New Product Features / System Integration
- Green Interiors
- Disruptive Technologies



"MS3000/ GEMINI TRACKS"

1 "SUSTAIN COMPETITIVENESS"

- Essential Capabilities
- Defend Incumbent Business
- Portfolio Gaps
- Cost, Speed, Mass, Quality & Profit Improvement

Increasing Investment, Return & Risk

35

36 Differentiated Innovation Continuously fill the pipeline with differentiated solutions that will increase consumer demand Harvest innovation throughout the global supply base and customer collaboration Innovation summits Leverage consumer research and market insight strengths to plan, prioritize and fund innovation over a multi-year period – “Fail fast” – Identify opportunities to add the greatest value – Commercialize only the best innovations Idea Management Opportunity Assessment Concept Development Stage Implementation DISCOVERY Inputs Stage Gateway Stage

Innovation Translates to Performance

Johnson Controls has been successful commercializing innovations and will continue to growth



2003

- RailPort
- VibraTech Foam
- Rear Seat Core



2005

- Gemini Tracks
- MS Frame
- Active Headrest
- Slim Line Recliner
- In-Mold Graining



2007

- RIM Skin Technology
- CrafTec Multi-Color
- RiAct Headrest
- Aluminum Long Rail
- Homelink IV



2009

- DR2K Recliner
- EZAxis Seating
- Connected Center Stack
- Asia-Pacific Low Cost Seat
- Disappearing Floor Console
- Soy Foam



2011

- Lightweight Seating
- Projection Cluster
- Thermoplastic Structure
- Self-Adjusting Headrest



37

38 (video)

39 Seating Growth Strategies Vertically integrate to fill product capability gaps Further penetrate customers in mature and emerging regions Develop and sell innovative, world-class core components (i.e metals & mechanisms) Develop small vehicle segment offering for emerging markets – Strong acceptance of “low-cost” seat in China Johnson Controls core technologies Components, craftsmanship and functionality J-I-T expertise Systems integration Comfort, ergonomics and styling Seating market.... $41 billion globally Seating Product Portfolio Assembly 20% Seat Cover 17% Metal 15% Foam 6% Tracks 4% Seat Heating 3% Recliner 3% Switches 1% Seat Motor 1% Wiring 1% Headrest 4% Seat Airbag 10% Restraint 6% Height Adjuster 5% Other Comp. 4% 39

40 Overhead system market.... $13 billion globally Overhead Growth Strategies Expand overhead systems supply in Europe and Asia Further growth with diversified customer and geographic base Develop innovative and integrated product solutions Optimize process and manufacturing network Interior Product Portfolio Johnson Controls core technologies Market leading process technologies - Injection molding - Polybond headliner Components expertise System integration Visor 4% Branded Electronics 9% Pillars 15% Assembly 5% Headliner 10% Airbag 24% Flat Wiring 3% Parcel Tray 5% Lighting* 3% Overhead Console* 11% Sensors / Switches 11% 40

41 Interior Product Portfolio Door System Growth Strategies Leverage new proprietary processes globally (i.e CrafTec) Optimize manufacturing and process global footprint Vertically integrate and/or partner to increase content and value-add JCI Core Technologies Market leading process technologies - CrafTec - In-mold grain Components expertise System integration Door Panel 33% Door Body in White 21% Door Cassette 12% Door Locking System 5% Window Lifter 9% Switches 4% Audio System 4% Wiring 5% Assembly 6% Storage 1% Door system market.... $16 billion globally 41

42 Interiors Product Portfolio Cockpit Growth Strategies Continue to build existing cockpit components capabilities globally – Instrument panel, clusters, displays – Substrates, skin, floor consoles – Electronics Pursue cockpit systems orders only where business case supports financial objectives – Opportunity in Europe and Asia Display 2% Instrument Cluster 5% Instrument Panel 11% Body Control Module (BCM) 5% HVAC Head 2% Center Console 2% Assembly 7% Driver Airbag 6% Passenger Airbag 7% Cross Car Beam 9% Climate Control 9% Switches 5% Wiring 10% Storage 1% Audio System 10% Steering Column 10% Lighting 1% Steering Wheel 3% Cockpit system market... $61 billion globally 42

Electronics Portfolio

Electronics growth strategies

- Leverage existing portfolio
- Increase integration
- Expand global technical capabilities
- Product line extensions
  - Smart switches, sensors, actuators, motors, wiring

Johnson Controls electronics achievements

- Successful technology transfers
  - Clusters, displays to North America
  - Homelink, BlueConnect to Europe
  - Clusters, body controller to Asia
- Global alignment in Core Product Portfolio (CPP) activities
- Integration of electronics into interior system (ie: Integrated Center Stack)

Electronics Portfolio



- Body Controller
- Clusters
- Displays
- HVAC Heads

- Overhead Console Electronics
- Rear Seat Entertainment
- Lighting
- Handsfree

- Rear Seat Entertainment
- Integrated Center Stack

43

44 (video) (Facer to 37)

45 Continuous improvements in cost & quality in every product & process Operational Excellence Developing a global, standardized product and process technology vision Optimized global manufacturing footprint Creating a competitive advantage in supply chain, materials and logistics costs Developing and executing a global engineering efficiency strategy Driving global best business practices (BBP) and Six Sigma 45 PRODUCT NETWORK STRATEGY Product Focused Execution BBP & BEST-I CLASS DELIVERED COST Measured By NPRODUCT / PROCESS ROADMAPS Product Planning MANUFACTURING STRATEGY PROCUREMENT STRATEGY ENGINEERING STRATEGY GLOBAL MAKE / BUY GROWTH OBJECTIVES MARKET / CUSTOMER NEEDS INVESTED CAPITAL DIFFERENTIATED INNOVATION Resulting in the most optimized technical and manufacturing footprint globally

46 Actions 2004-2006 Eliminated - 26 plants - 8,450 jobs (previously disclosed) Added - 15 plants - 1,800 jobs Staying ahead of market changes Aligning our profile with multiple OE sourcing directions Operational Excellence Good progress, but still have more than $1 billion in additional savings opportunities identified Implemented standardized product design architecture (core product portfolio) on over 40 global platforms – Design reuse, reduced development, tooling and testing Consolidated the number of core manufacturing processes by over 25% – Leveraged global best practice sharing Shifted manufacturing footprint — over 33% of facilities in low-cost countries – Eastern Europe, China, India Shifted engineering footprint – from W. Europe to E. Europe and expanded capabilities in Asia – Strengthened technical capability in Korea, China, India, Slovakia 26

47 Interior Experience Summary Johnson Controls is uniquely positioned Viewed as a strategic partner by the world’s automakers Leverage rapidly changing OE market shares for growth Offer best-in-class interior components and integrated systems Product and process technologies appropriate for all vehicle segments — mini to large — in all world regions Leveraging our capabilities to compete and win across customers’ varying sourcing strategies 47

2006 Analyst Meeting Power Solutions Denise Zutz

49 36% 80% of sales to stable aftermarket – Hundreds of customers and dozens of brands Geographic diversity – 25 manufacturing plants on five continents Wide range of automotive battery technologies – Lead-acid: flat plate, spiral wound – Hybrid: nickel metal hydride, lithium-ion Providing the highest quality, lowest cost automotive batteries to help customers grow their market shares 2006 Sales (est):$3.7 billion $10 billion global market JCI Market Shares Global 30% North America 60+% Europe 35% Asia 10% Power Solutions: A Diversified Growth Business 9% Asia 36% Americas 63% Europe 31% 6% Asia 49

50 A Diversified Growth Business Lead-acid growth Outperforming our markets by at least two times over the mid-term Continuing to win new business in mature markets: North America and Western Europe Foothold in growth markets: China, India, Eastern Europe Strong brands and premier customers Hybrid technology presents new, longer-term market opportunity, accelerated by higher energy prices and environmental concerns 50

51 Johnson Controls is working with customers and governments in Asia and Europe to adopt the successful North American recycling model North America Lead-acid battery recycling Creating Smart Environments Closed loop battery recycling ...providing Johnson Controls, its customers and the environment with significant benefits Why it’s smart Ensures required supply of lead Recycled lead less subject to volatile LME Added value service to customers. Unit price tied to return of used batteries Makes lead-acid batteries the most highly recycled consumer product in North America Lead: smelted, reused Poly cases: ground, reused Acid: neutralized, reused Johnson Controls Manufacturing Plant Retailer Lead Smelter 51

52 Hybrid vehicle battery technology ...key to improving fuel efficiency and reducing greenhouse gas emissions around the world Why it’s smart Growth in hybrid vehicle production likely to remain in strong double-digits for the foreseeable future – Price premium expected to drop to $2,000 by 2010 Hybrid power improves acceleration, noise reduction and fuel efficiency Emergence of plug-in hybrids could further reduce demand for oil “BMW, DaimlerChrysler, GM to Spend $1 Billion to Develop Hybrid System” -Automotive News 8-06 Growing Demand 52 Due to the expected cost of a hybrid battery, 10% hybrid vehicle penetration would triple the size of the global battery industry market “Mercedes to Launch S-Class Hybrid” -Automotive World 7-06 “Toyota Moves to Corner the Plug-In Market” -Christian Science Monitor 7-06 Creating Smart Environments

53 External Environment Lead-acid global battery market annual growth rate of about 2% over the long term – E. Europe, Asia growing faster – NA & W. Europe flat car parc – Battery life increasing Higher commodity costs, including lead, resin & fuel Environmental regulation of lead increasing in Asia Hybrid market outlook increasingly positive Strategies for Profitable Growth Lead-Acid Growth – N.A. and Europe •Support existing customer market share growth – Asia market expansion – Investments in capacity and technology Quality and Cost Leadership – Product and process technology – Six Sigma, best practices, lean – Optimized footprint – Acquisition synergies Hybrid Growth

54 Lead-Acid Growth — Americas 54 Expecting higher 2007 capital spending for added manufacturing capacity Focus on wholesale channel: jobbers, marinas, fleets, etc. Investment in Latin America brands: Heliar, LTH Add capacity to support new production volume – Sam’s Club, DCX, GM Category management and other services Product differentiation – High performance Optima technology (deep cycle, vibration resistant, installation flexibility) •Nearly doubling installed capacity •Growing market share • 90% brand loyalty

55 55 Lead-Acid Growth — Europe Western European aftermarket Brand investment – Leverage Varta, Europe’s best known brand, through new visual design – Focus on independent aftermarket where we are under-represented Master distributor model – Consolidate customers, streamline distribution, increase ability to deliver closed-loop recycling for lead E. Europe / Russia Leverage OE relationships and strong brands Supply through existing Eastern Europe capacity Johnson Controls Makes the Leading European Brands 55

56 Lead-Acid Growth — Asia Launched Varta brand in China and increasing capacity of existing plant Product performance differentiator Leveraging strong OE ties, Bosch relationship and other global customers Evaluating partnering opportunities Annual Asian Growth Rate China Market Growth Rate Johnson Controls Battery Manufacturing Sites Battery Market 56

57 Operation Excellence Improving service and quality while reducing cost Best business practices in manufacturing and engineering — at plant, regional and global levels Lean manufacturing – Expertise from interior experience business to accelerate benefits – Drive new best business practices in inventory, cost, quality and service Acquisition integration – Delphi N.A. volume to Johnson Controls on August 1, 2006 Six Sigma...in both process and design Optimized footprint More than $200 million in cost savings identified

58 Operational Excellence Product and process technology... providing quality and warranty benefits to customers Optimized product design to reduce raw material costs Common global process technology vision – Automation & productivity PowerFrame grid technology – Increases consistency, throughput – Reduces warranty costs Fully launched in US and Mexico 2007/2008 launch in Europe Future...Asia PowerFrame Technology 58

59 Economic Reach Manufacturing cost – Labor...low cost country production – Automation reduces headcount Transportation cost...raw materials and finished goods Utilities Import/export duties and FX Johnson Controls will optimize the manufacturing and distribution footprint using principle of economic reach Optimized global manufacturing & distribution footprint – Robust analysis tool developed – Fully aligned with regional growth strategies & market share goals – Advantaged for both customer service and cost Production for local market...export where economic reach dictates Efficient lead reclamation and recycling Operational Excellence Manufacturing Presence 59

60 Positioned to become the #1 Western supplier of HEV battery technology Hybrid battery chemistries Nickel Metal Hydride Incumbent technology Gradual replacement by Li-Ion starting in 2009 Lithium-Ion 2-3 times the power and 2/3 the size of NiMH Expected to be the dominant chemistry starting in 2012 The only option for use in plug-in hybrids due to power and weight advantages 60 Hybrid Technology 0 1 2 3 4 5 6 7 2004 2006 2008 2010 2012 2014 2016 Millions of vehicles produced* 8% of global vehicle build Source: Fredonia Research and automaker announcements

61 Hybrid Technology Johnson Controls / Saft partnership Joint venture established January 2006 Leverages OE relationships, automotive, technical and manufacturing expertise Lithium-ion and nickel metal hydride Commercial and technical discussions progressing with virtually every OEM – North America, Europe, Japan, China Awarded second U.S. Advanced Battery Consortium contract for lithium-ion development Li-ion battery systems for plug-In hybrid application delivered to U.S. Department of Energy for review Li-ion systems being tested in plug-in hybrid utility vans in Southern California Awarded industry’s first development contract for lithium-ion; European production expected late 2008 Lithium-Ion Battery System 61

62 Power Solutions Summary Global growth opportunities Partner with growing customers Regional expansion...Asia, E. Europe, Russia High performance Optima technology Hybrid vehicle technology Quality and cost leadership Superior product and processes Optimized global footprint Disciplined acquisition integration Long-term opportunities for continued growth and margin expansion 62

2006 Analyst Meeting
Building Efficiency
Steve Roell
creating SMART environments

Building Efficiency:
A Diversified Growth Business
Creating quality indoor environments that are energy efficient, comfortable and safe
Non-residential buildings
– Tens of thousands of customers – 125 countries – Revenues 75% aftermarket; 25% new construction – Systems, products, services and solutions offerings
Residential
– Home air conditioning and heating, 65% replacement
2006 sales (est.): $10.3 billion
$200+ billion non-residential global market*
Asia 17%
North Europe America 29% 54%
*HVAC/fire/security only

A Diversified Growth Business
Unique capability to deliver More than 500 sales and service integrated HVAC and controls locations worldwide provide platform equipment, services and for growth in all global markets solutions globally 25 manufacturing plants worldwide Metasys system has industry-leading integration Leading global market positions technologies • HVAC service
· Building automation systems
Large installed base leads to installation and service
· Solutions repeat business • Facility management and real estate
Low cyclicality due to large service/renovation volume and residential/commercial equipment mix Benefits from high energy cost environment and growing environmental/sustainability awareness
3

Creating Smart Environments
Increasing energy efficiency World’s leading provider in buildings of energy efficiency
Why it’s smart
Reduces energy and operating costs
– Pays for itself – Improves business competitiveness
Improves occupant comfort and productivity
President Bush’s visit to the
Reduces greenhouse gas emissions Johnson Controls
headquarters in 2006 demonstrates our leadership position in delivering energy efficiency to customers
The Johnson Controls Metasys building automation Johnson Controls co-system has helped customers save over $17 billion developed the global standard in energy costs over the past ten years for Green Buildings and has
· Greenhouse gas equivalent: 165 million acres of trees helped dozens of companies achieve certification
4

Solutions for Every Building Type....
Colleges & Apartment units Lodging Schools Universities Hospitals High Technology Homes Retail Shopping Malls Government Life Sciences Airports
High-rise Small Large Arenas/Convention
Apartments Medical Clinics CommercialCommercial Industrial Plants Centers Residential Mid Market Complex
5

...With Expertise Across the Building Lifecycle
Building Lifecycle
Plan / Assess Optimize Design/Construct Operate/Maintain
· Strategic • Workplace Design • HVAC Equipment • HVAC Services Consulting – Maintain, Repair,
• Optimize and • Controls • Portfolio Reconfigure Space Replace
· Fire & Security Management
· Integration • Facility Management
· Energy Services
Enabling Capabilities Core Offering
6

Building Efficiency External environment
Rising demand for energy, resulting in increased prices and volatility Increased energy efficiency legislative requirements worldwide Greater customer demand for single-source solutions Higher non-residential new construction levels U.S. residential new construction heading lower
7

Building Efficiency Strategies for sustainable double-digit growth
Expand global service leadership
– Broader offering to larger customer base – New facility management capabilities
Grow the systems market globally
– Increasing our technology leadership
Focus on additional growth markets
– Emerging markets – Mid-market – Residential
Drive cost reduction
8

Expanding Global Services Leadership

Expand Global Service Leadership
Sell broad service offering to expanded customer base
Single source for HVAC and controls
Globally, Johnson service Controls now has
500 service offices worldwide more than 10,000 Hundreds of thousands of customers in front-line service
North America, Europe, Asia providers, more
Cross-sell opportunities than double the < 5% overlap nearest competitor
Cross-sell: 72,000 60,000 JCI York
North America customer lists Customer Customer Sites Sites
10

Expand Global Service Leadership
Technical
Leveraging scale to drive growth service wins and improved cost
Local decision-making New tools and technology Des Moines Art Center – U.S.
– Dispatching and scheduling – Standardized task hours
Sales tools / training
Nam Fung Centre –Hong Kong
Dallas Baptist University –U.S.
11

Expand Global Service Leadership Broaden facility management offering to increase customer value
Johnson Controls
Addition of consulting capabilities real estate services further differentiates Johnson Controls
Strategic consulting
– Real estate services – Energy supply and demand strategies Portfolio management
Builds relationships at higher levels of Acquisition and the customer’s organization disposition brokerage
Design and
Pull-through of traditional facility construction services management operations and
Information
maintenance work management
solutions
Unmatched in our ability to lower a customer’s overall facility portfolio costs
12

Expand Global Service Leadership
Key 2006 FM
Facility management Contracts
Customers are increasingly global – Global reach is a differentiator High Tech-Global – Few competitors can match our scale Customer relationships are paramount – Performance builds relationships – Customers eager to ask us to do more when Retail-Global we perform well
Fortune 500-Global
13

Growth in the Global Systems Market

Growth in the Global Systems Market
Industry-leading technology that maximizes customer savings
New Metasys technology
– Enhanced monitoring and control via Internet, cell, PDA in addition to PC
Simpler interface
– More intuitive and easier to use
Creating Smart
Wireless systems Environments
– Integrating with more building, communication and specialty systems The new Metasys user
– Lowers integration and installation costs interface for PCs and PDAs
– Next generation: self-powered draws from our expertise in components that require no wired creating easy-to-use touch electrical source panels for automotive interiors
15

Creating SMART environments

Grow in the Global Systems Market Large controls/HVAC project wins
Hong Kong Gaylord National Hotel University of Pittsburgh Science Park Washington, D.C. Medical Center
10 buildings: labs, 1,500 room hotel complex New Children’s Hospital and auditorium, (opens 2008) retrofit of two existing conference facilities buildings
17

Focus on Growth Markets Emerging markets Moscow, Russia
Federation Tower
· Completion in 2007
Capitalize on greatly • 85 floors – tallest expanded presence in in Europe emerging markets such as China, Middle-East and Eastern Europe Manama, Bahrain
– China: 6 cities in 2005; Marina Financial 29 today Center
· 90,000 tons of cooling
Growing number of world-class buildings are being built in emerging markets
Shanghai, China
World Financial Center Above-average growth • Completion in 2007 expected over the long- • Will be world’s tallest • Wireless network term as GDP increases and controls
18

Focus on Growth Markets Mid-market buildings Large and growing market
70 percent of total market (including complex and light commercial) Growing 7-8% annually Includes schools, 2-5 story offices, larger retail Johnson Controls focus
– New construction and retrofit (systems) – Mechanical service
19

Focus on Growth Markets Expectations of new construction Mid-market HVAC and retrofit midmarket customers and control products (consultants, contractors)
Access to broadest range of HVAC and control products Single supplier who can deliver a
Actuators Rooftop Unit
“bundled” solution
Services to simplify processes: building mechanical systems design, sourcing, fulfillment
Temperature Sensors Controls
20

Focus on Growth Markets Penetrate the mid-market building sector
Timeline
Mechanical systems
Mechanical
– Establish relationships with broad array of product suppliers (OEs, distributors, reps, etc.) service underway
– Develop/acquire core HVAC products
– Establish new local channel to sell to and Building product support the market capability
· Complements existing branch network where value proposition is higher
Pilots in place
– Develop configuration software tools to minimize contractor’s workload Total North America
Mechanical service
coverage
– Utilize Johnson Controls’ large branch office approximately network two years
– Leverage brand recognition – Deliver unmatched response time and quality
21

Residential Buildings

North American Market

Size: $7 billion
Growth rate: 7%

Johnson Controls sales*:
$800 million



New construction
Replacement

...only about $300 million in sales are tied to the home building cycle

North America growth strategies

- Grow market share
  - Strengthen distribution network
    - New distributor: FW Webb
  - Pursue direct relationships with major home builders
    - New five-year contract with Pulte
- Use product innovations to create competitive advantage
  - Take advantage of MicroChannel's reduced size and weight across entire product line

MicroChannel coil

- Aluminum instead of copper
- 30 percent smaller
- Up to 80 pounds lighter



Current
MicroChannel

22

Building brand recognition

Cost Reduction Initiatives
Systems redesign – Expanding to Europe after success in North America – Reduce costs to compete in broader market segment Service growth initiative Best
– Improving service organization’s cost structure to
Business improve competitiveness Practices
Manufacturing
Savings of
– Consolidation (21 plants vs. 33) – Low labor-cost countries $700 million identified Purchasing
– Leverage synergies across all businesses
Best business practices
– Implemented globally across all parts of the business
24

Building Efficiency EMERGING MARKETS MID MARKET HVAC EQUIPMENT Executing
well on all fronts; pos itioned
Double-digit CONTROLS SERVICE for long-growth HVAC SERVICE
term growth and margin expansion
FACILITY RESIDENTIAL MANAGEMENT
SOLUTIONS CONTROLS
25

Financial Bruce McDonald
creating SMART environments

Fiscal 2006 Outlook October 2005 Guidance Guidance Affirmed? Consolidated Net Sales Approx $32B YES (up 16%) EPS from Continuing Operations Full Year $5.00 – 5.15
9Exceeded
(Up 13 — 17%) $1.86 – 1.91 YES Fourth Quarter (Up 24 — 27%) Capital Expenditures 1.1:1 reinvestment ratio YES Total Debt-to-Capitalization Approx 40% YES
(at Sept. 30)
27

A Diversified Growth Company
A diverse business model: Sales concentration decreasing...
ROW
ROW Building Building 7% 11% 21% 38% N. A. N. A. Power Interior Europe Interior 50% Europe 49% 11% 68% 43% 51% 40% Power 11%
Sales by Sales by
2005 Business Unit 2007e 2005 Region 2007e
Varied customer base... Earnings less dependent on automotive industry...
Building: Tens of thousands of customers Power: Hundreds of customers Building
Interior Building Interior
Interior: Global customer base ... Two-thirds
Power
of all Interior sales are to European Power and Asian OEMs 12% of JCI consolidated sales to traditional Big 3 in North America 2005 EBIT 2007e
28

A Diversified Growth Company Financial strength Margin expansion
Long-standing “A” credit rating Realization of Building 9 $300M cost/
9 $300M cost/
Efficiency/York synergies tax synergies Dividends paid since 1887; dividend tax synergies increased for 31 consecutive years Benefits from 2006 cost 9 $100M
9 $100M
Financial strength to reinvest in the structure improvements FY07 benefit
FY07 benefit
business: 9Capital expenditures Cost focus: Significant
9
$2B
additional opportunities 9 $2B 9New technology opportunity
opportunity
Acquisitions / joint ventures (BBP/Six Sigma/Lean)
9
Consistent financial performance
Sales Income from Continuing Operations
14% 15% CAGR CAGR
FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06F FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06F
2006: 60th Consecutive increase 2006: 16th Consecutive increase
29

A Diversified Growth Company

Expanding markets

Interior Experience

- Electronics
  - ✓ Leverage/expand capabilities
  - ✓ Increase integration
- Emerging markets
  - ✓ China, Eastern Europe, India
  - ✓ Market size: +9% CAGR over next 10 years

Power Solutions

- Advanced technology
  - ✓ 10% hybrid penetration triples the global battery market
  - ✓ Demand accelerated by rising gas prices
- Emerging markets
  - ✓ Grow new footprint

Building Efficiency

- Leverage York
  - ✓ Expanded $200B addressable market
  - ✓ Global service opportunity – doubled our service network
  - ✓ Strong position in emerging markets

Earnings visibility … and stability

Interior	$3.5 billion three-year backlog of net new incremental business
Power	Recurring aftermarket volume comprises approx 80% of sales
Building	$3.7 billion backlog of controls equipment, systems and services (as of September 2006)

Business diversity provides stability through economic and business cycles

- Rising energy prices:
  - ✓ Buildings ✓ Power
- Recurring revenues: service, renovation, facilities mgmt, battery aftermarket
- Different end markets … Building: education vs. healthcare vs. government

30

Financial Targets 2007 Outlook Mid-Term
Sales Growth > 10% 6% ; Earnings Growth 10 — 15% ; ; ROIC increasing to 15 – 16% ; ; Debt/Capitalization 35 – 40% ; ;
31

Fiscal 2007 Outlook
Consolidated Net Sales Building Efficiency and Power Solutions growing faster than respective markets Approx. $34B (up 6%) Changes in automotive industry and Interior Experience business model
EPS from Continuing Operations
Approx. $6.00 (up 14%) Double digit earnings growth for the 5th consecutive year
EBIT Margin Profitability measure changed to EBIT
(earnings before interest and taxes)
Higher Margin enhancement reflects growing benefits of Building Efficiency + York business Capital Expenditures Slight increase, Power Solutions global capacity expansion and automation
1.2 to 1 reinvestment ratio
Total Debt-to-Capitalization Significant debt reduction after York
Approx. 30% at FY-end acquisition provides financial flexibility
Free cash flow generation of $1+ billion
32

Fiscal 2007 Key Assumptions Automotive production Fiscal Year Assumptions
North America 15.5M ( -1%) Europe 20.7M (+1%) U.S. Construction Spending Residential — 4% Non-residential +7% Commodities Outlook Steel Stable, some softening Copper Stable at elevated levels Foam chemicals Expect some softening Lead Volatile Resin Stable, oil dependent Fuel Stable
Other assumptions
Tax rate 23% Euro exchange rate $1.25 33

Fiscal 2007 Outlook Sales EBIT Margin Interior Approx 3 — 5% lower Slightly lower 3.0 – 3.5%
Backlog (consolidated) Restructuring benefits
NA: Big 3 capacity reductions, Negative mix, program vehicle mix rationalization (over $1B) Europe: positive performance Pricing Engineering/launch costs
Power Approx 5% higher Level 12.0 – 12.5%
New customer wins Operational improvements, Delphi integration Customer growth Advanced technology spending Incremental capacity Prior year settlement benefit
Building Approx 25% higher Higher 6.5% – 7.0%
Full year impact of York Realization of cost synergies Service growth, global and restructuring benefits capabilities, emerging markets Completion of acquisition Realization of revenue accounting synergies Growth initiatives
34

Fiscal 2007 Outlook by Quarter
Earnings per Share from Continuing Operations
$1.86 -$1.91 $1.70 $0.86 $0.80 -$0.83 $0.85
FY06 FY07
Q1 Q2 Q3 Q4
Q1: Earnings up excluding non-recurring tax benefit in FY06 ($0.08)
Double-digit earnings increase in Building Efficiency; Power Solutions growth
Loss in Interior Experience NA: production down 8% (Big 3: -12%; Light trucks: -13%)
Q2 — Q4: Earnings up 15 – 20%
Double-digit earnings increase in Building Efficiency; Power Solutions growth Sequential improvement in Interior Experience in Q2 – Q4 as NA automotive production stabilizes and significant launches completed
35

Strong Balance Sheet
Total Debt to Total Capitalization Cash Flow
York Acquisition
Reinve st in the business
50%
$800m debt Increase payout ratio
paydown
Acquisitions / joint ventures 40% Target that provide access to new
9 markets 30% 9 customers 9 technology
20% and are consistent with our ROIC requirements 10% 16%
ROIC target range
14%
0%
12%
Sep-05 Dec-05 Sep-06 Sep-07 Sep-08 Sep-09
10%
2005 2006e 2007e 2008e 2009e
36

State of the Businesses Building – Integration substantially complete
Favorable economic environment: 9Energy
9Economic cycle 9Emerging market exposure
Revenue synergies exceeding expectations – Q4 orders up 30% Cost synergies of $300 million; manufacturing/supply chain
Power – Recurring revenue; poised for growth
Gaining market share – European/Asian emphasis
Capacity constraints being addressed margin expansion Hybrid commercialization – a huge opportunity
Interior – Short-term NA challenges; better times ahead
Commodities – worst is behind us, but not expecting a near-term reversal Financial strength a key differentiator – increasing backlog Increasing movement toward integrated systems (Europe, Asia) Emerging market opportunities Top-line growth resumes in 2009
37

John Barth
creating SMART environments

Johnson Controls
A company that....
Founding 1885 Grew from one man and one patent for a thermostat to a $10B business uniquely positioned to lead the global buildings market This is a
Acquisition business 1978 Grew a $250M sales U.S. battery business into a $3.5B global powerhouse model 1985 Grew a $350M U.S. seat components maker that works into an $18B global market leader of interior systems 2006 Acquired a $4.5 billion HVAC equipment and service provider, tripling the available market and positioning the building efficiency business for sustained double-digit growth

Johnson Controls As we enter our 123rd year, this is a company that....
Is positioned for continued growth – in both mature and new markets Can withstand short-term market disruptions due to its diversity Has the market insight and customer relationships to adapt to and lead industry change Knows how to effectively deploy capital and create shareholder value Leadership team and discipline to manage a large, global enterprise in the best interests of
– Our customers – Our employees – Investors
– Environment and society

Johnson Controls
A diversified growth company
THAT WILL CONTINUE TO PROFITABLY GROW
by creating smart environments